SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.
AS OF DECEMBER 31, 1999                                            EXHIBIT 21.01

NAME OF SUBSIDIARY COMPANY                                                                PLACE OF JURISDICTION
--------------------------                                                                ---------------------

                    THE STANDARD FIRE INSURANCE COMPANY                                   Connecticut

                         AE PROPERTIES, INC.                                              California

                              AE TOWN AND COUNTRY LIMITED PARTNERSHIP                     Arizona

                              BAYHILL ASSOCIATES                                          California

                              BAYHILL RESTAURANT II ASSOCIATES                            California

                              INDUSTRY LAND DEVELOPMENT COMPANY                           California

                                   INDUSTRY PARTNERS                                      California

                              INDUSTRY PARTNERS                                           California

                              PRATT STREET, L.P.  **                                      Connecticut

                         COMMUNITY REHABILITATION INVESTMENT CORPORATION                  Connecticut

                         STANDARD FIRE UK INVESTMENTS, LLC                                Connecticut

                         THE AUTOMOBILE INSURANCE COMPANY OF HARTFORD, CONNECTICUT        Connecticut

                         TRAVCAL SECURE INSURANCE COMPANY                                 California

                              TRAVCAL INDEMNITY COMPANY                                   California

                         TRAVELERS ALPHA HOLDINGS, INC.  **                               Connecticut

                              TIMCO ALPHA I, LLC  **                                      Connecticut

                         TRAVELERS PERSONAL SECURITY INSURANCE COMPANY                    Connecticut

                         TRAVELERS PROPERTY CASUALTY INSURANCE COMPANY                    Connecticut

                         TRAVELERS PROPERTY CASUALTY INSURANCE COMPANY OF ILLINOIS        Illinois

                    THE TRAVELERS INDEMNITY COMPANY                                       Connecticut

                         COMMERCIAL INSURANCE RESOURCES, INC.                             Delaware

                              GULF INSURANCE COMPANY                                      Missouri

                                   ATLANTIC INSURANCE COMPANY                             Texas

                                   GULF GROUP LLOYDS                                      Texas

SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.
AS OF DECEMBER 31, 1999
                                                                   Exhibit 21.01

NAME OF SUBSIDIARY COMPANY                                                                PLACE OF JURISDICTION
--------------------------                                                                ---------------------

                                   GULF INSURANCE HOLDINGS UK LIMITED                     England

                                        GULF INSURANCE COMPANY U.K. LIMITED               England

                                            GULF UNDERWRITING HOLDINGS LIMITED            London, England

                                   GULF RISK SERVICES, INC.                               Delaware

                                   GULF UNDERWRITERS INSURANCE COMPANY                    Missouri

                                   SELECT INSURANCE COMPANY                               Texas

                         COUNTERSIGNATURE AGENCY, INC.                                    Florida

                         CREST FUNDING PARTNERS LP                                        Delaware

                         CRIPPLE CREEK VENTURE PARTNER II L.P.  **                        Colorado

                         CRIPPLE CREEK VENTURE PARTNER L.P.  **                           Colorado

                         EUROPEAN GREIO/TINDC REAL ESTATE INVESTMENTS LLC                 Delaware

                         FIRST FLORIDIAN AUTO AND HOME INSURANCE COMPANY                  Florida

                         FIRST TRENTON INDEMNITY COMPANY                                  New Jersey

                              RED OAK INSURANCE COMPANY                                   New Jersey

                         MIDKIFF DEVELOPMENT DRILLING PROGRAM, L.P.  **                   Texas

                         WT EQUIPMENT PARTNERS LP  **                                     Delaware

                         SALOMON BROTHERS CAPITAL STRUCTURE ARBITRAGE FUND I, L.P.  **    New York

                         SECURE AFFINITY AGENCY, INC.                                     Delaware

                         THE CHARTER OAK FIRE INSURANCE COMPANY                           Connecticut

                         THE PHOENIX INSURANCE COMPANY                                    Connecticut

                              CONSTITUTION STATE SERVICE COMPANY                          Montana

                              CONSTITUTION STATE SERVICES LLC  **                         Delaware

                              PHOENIX UK INVESTMENTS, LLC                                 Connecticut

                              THE TRAVELERS INDEMNITY COMPANY OF AMERICA                  Connecticut

                              THE TRAVELERS INDEMNITY COMPANY OF CONNECTICUT              Connecticut

                              THE TRAVELERS INDEMNITY COMPANY OF ILLINOIS                 Illinois

SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.
AS OF DECEMBER 31, 1999
                                                                   Exhibit 21.01

NAME OF SUBSIDIARY COMPANY                                                                PLACE OF JURISDICTION
--------------------------                                                                ---------------------

                         THE PREMIER INSURANCE COMPANY OF MASSACHUSETTS                   Massachusetts

                         THE TRAVELERS HOME AND MARINE INSURANCE COMPANY                  Indiana

                         THE TRAVELERS INDEMNITY COMPANY OF MISSOURI                      Missouri

                         THE TRAVELERS LLOYDS INSURANCE COMPANY                           Texas

                         THE TRAVELERS MARINE CORPORATION                                 California

                         TRAVCO INSURANCE COMPANY                                         Indiana

                         TRAVELERS BOND INVESTMENTS, INC.                                 Connecticut

                         TRAVELERS FOREIGN BOND PARTNERSHIP  **                           Connecticut

                         TRAVELERS GENERAL AGENCY OF HAWAII, INC.                         Hawaii

                         TRAVELERS MEDICAL MANAGEMENT SERVICES INC.                       Delaware

                         TRIPLE T DIAMOND GATEWAY LLC                                     Connecticut

                    TPC INVESTMENTS, INC.                                                 Connecticut

                    TRAVELERS (BERMUDA) LIMITED                                           Bermuda

                    TRAVELERS CASUALTY AND SURETY COMPANY                                 Connecticut

                         2677 MAIN STREET ASSOCIATES LLC                                  Delaware

                         AE DEVELOPMENT GROUP, INC.                                       Connecticut

                         FARMINGTON CASUALTY COMPANY                                      Connecticut

                              TRAVELERS MGA, INC.                                         Connecticut

                         GREENWICH STREET CAPITAL PARTNERS II, L.P.  **                   Delaware

                         PONDEROSA HOMES  **                                              Connecticut

                         SSB PRIVATE SELECTIONS, LLC  **                                  Delaware

                         T-W MASTER LLC                                                   Delaware

                              T-W SANTA CLARA LLC                                         Delaware

                         TANDEM EGI/C INVESTMENTS, L.P.  **                               Delaware

                         TRAVELERS CASUALTY & SURETY COMPANY OF CANADA                    Canada

                         TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA                 Connecticut

SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.
AS OF DECEMBER 31, 1999
                                                                   Exhibit 21.01

NAME OF SUBSIDIARY COMPANY                                                                PLACE OF JURISDICTION
--------------------------                                                                ---------------------

                         TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS                Illinois

                         TRAVELERS CASUALTY COMPANY OF CONNECTICUT                        Connecticut

                         TRAVELERS CASUALTY UK INVESTMENTS, LLC                           Connecticut

                         TRAVELERS COMMERCIAL INSURANCE COMPANY                           Connecticut

                         TRAVELERS EXCESS AND SURPLUS LINES COMPANY                       Connecticut

                         TRAVELERS TRIBECA INVESTMENTS, INC   **                          New York

                              TRIBECA INVESTMENTS, L.L.C.  **                             Delaware

                         TRIBECA DISTRESSED SECURITIES, L.L.C.  **                        Delaware

                         TRIPLE T BRENTWOOD, L.L.C.                                       Delaware

                         TRAVELERS LLOYDS OF TEXAS INSURANCE COMPANY                      Texas

                    TRAVELERS P&C CAPITAL I                                               Delaware

                    TRAVELERS P&C CAPITAL II                                              Delaware

                    TRAVELERS P&C CAPITAL III                                             Delaware

                    TRIBECA ALTERNATIVE STRATEGIES, INC.                                  Connecticut

-----

** INDICATES THAT THE GIVEN SUBSIDIARY IS PARTIALLY OWNED BY MORE THAN ONE SUBSIDIARY OF TRAVELERS PROPERTY CASUALTY CORP. AND/OR CITIGROUP INC.